UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

October 22, 2008

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739                                                                  54-1972729
(Commission File Number)                                                                (IRS Employer Identification No.)

                                8720 Stony Point Parkway, Suite 200, Richmond, Virginia                                                                           23235
(Address of Principal Executive Offices)                                                                                                             (Zip Code)

(804) 565-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THE REPORT

Section 3— Securities and Trading Markets

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing

On October 21, 2008 Insmed Incorporated received a letter from NASDAQ informing the Company that the exception granted in the previously issued Panel Decision relating to Insmed’s bid price deficiency, which required the Company to demonstrate compliance with NASDAQ’s Minimum Bid Price Rule by evidencing a closing bid price for Insmed’s common stock of $1.00 or more for a minimum of ten consecutive business days by December 15, 2008, is extended to March 20, 2009.

The Company also disclosed, that as a result of the extension the Special Meeting of Shareholders planned for November 24, 2008 seeking shareholder approval of a reverse split, should the Company need it, has been postponed until further notice.

The Company issued a press release on October 22, 2008 to announce the extension, a copy of which is attached hereto as Exhibit 99.1.

Information contained herein, including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

99.1	Press Release issued by Insmed Incorporated on October 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: October 23, 2008
By: /s/ Kevin P. Tully
Name: Kevin P. Tully C.G.A.,
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                           Description

99.1	Press Release issued by Insmed Incorporated on October 22, 2008

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Investor Relations Contact:
Matt Duch - FD
212-850-5758
matthew.duch@fd.com

Corporate Communications Contact:
John Procter – Gibraltar Associates
202-879-5808
jprocter@gibraltar-llc.com

Press Release

NASDAQ'S TEMPORARY SUSPENSION OF MINIMUM BID CLOSING PRICE RULES EXTENDS INSMED'S COMPLIANCE DATE TO MARCH 20, 2009

RICHMOND, VA., October 22, 2008 - Insmed Inc. (NASDAQ CM: INSM), a developer of follow-on biologics and biopharmaceuticals, today announced that as a result of the recently disclosed temporary suspension of NASDAQ’s minimum bid closing price rule (the “Minimum Bid”), NASDAQ has informed Insmed that the Company now has until March 20, 2009 to comply with The Minimum Bid requirements.

Insmed must evidence a closing bid price of $1.00 or more for a minimum of 10 consecutive business days prior to March 20, 2009 in order to remain listed on The NASDAQ Stock Market.

As previously disclosed, the Special Meeting of Shareholders planned for November 24, 2008 seeking shareholder approval of a reverse split, should the Company need it, has been postponed until further notice.

About Insmed
Insmed Inc. is a biopharmaceutical company with unique protein process development and manufacturing experience and a proprietary protein platform aimed at niche markets with unmet medical needs.  For more information, please visit www.insmed.com

Forward-Looking Statements
This release contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this release, including statements relating to planned clinical study design, regulatory and business strategies, strategic alternatives, plans and objectives of management and growth opportunities for existing or proposed products, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. The risks and uncertainties include, without limitation, risks that strategic alternatives may never be consummated, product candidates may fail in the clinic or may not be successfully marketed or manufactured, we may lack financial resources to complete development of product candidates, the FDA may interpret the results of studies differently than us, competing products may be more successful, demand for new pharmaceutical products may decrease, the biopharmaceutical industry may experience negative market trends, our entrance into the follow-on biologics market may be unsuccessful,  we may be unable to secure an appropriate business partner for our follow-on biologics business, our common stock could be delisted from The NASDAQ Capital Market and other risks and challenges detailed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. Readers are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this release. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events.

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